UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005 (April 19, 2005)

i2 Telecom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-27704	91-1426372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 512-7174

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2005, an investor loaned i2 Telecom International, Inc., a Washington corporation (the “Company”), $100,000, and the Company issued to the investor (i) a promissory note for the principal amount loaned; and (ii) a three-year warrant to purchase 52,083 shares of the Company’s common stock (the “Common Stock”), exercisable in its entirety on the date of grant at an exercise price of $0.96 per share, subject to certain adjustments. On April 25, 2005, another investor loaned the Company $300,000, and the Company issued to the investor (i) a promissory note for the principal amount loaned; and (ii) a three-year warrant to purchase 156,249 shares of the Common Stock, exercisable in its entirety on the date of grant at an exercise price of $0.96 per share, subject to certain adjustments.

The notes issued by the Company on April 19, 2005 and April 25, 2005 (the “Notes”) to the investors (the “Investors”) accrue interest at a rate of 12% per annum, and all principal thereunder and accrued interest thereon is payable no later than 90 days after issuance. In connection with the issuance of the warrants issued by the Company on April 19, 2005 and April 25, 2005 (the “Warrants”), the Company entered into Registration Rights Agreements with each of the Investors pursuant to which the Company granted to the Investors certain “piggy-back” registration rights with respect to the shares of Common Stock underlying the Warrants.

Item 3.02 Unregistered Sale of Equity Securities.

On April 19, 2005 and April 25, 2005, the Company issued the Notes and the Warrants to the Investors in connection with the loans made by the Investors to the Company. The Notes and Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon factual representations the Investors made to the Company regarding their investment intent, sophistication and status as an accredited investors (as defined in Regulation D), among other things.

Item 9.01 Financial Statements and Exhibits.

(a)– (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

	4.1	Warrant dated April 19, 2005 to purchase 52,083 shares of Common Stock granted to Midsouth Investor Fund, LP.

	4.2	Registration Rights Agreement dated as of April 19, 2005 between the Company and Midsouth Investor Fund, LP.

	4.3	Warrant dated April 25, 2005 to purchase 156,249 shares of Common Stock granted to Vestal Venture Capital.

	4.4	Registration Rights Agreement dated as of April 25, 2005 between the Company and Vestal Venture Capital.

	99.1	Promissory Note dated April 19, 2005 issued by the Company in favor of Midsouth Investor Fund, LP in principal amount of $100,000.

	99.2	Promissory Note dated April 25, 2005 issued by the Company in favor of Vestal Venture Capital in principal amount of $300,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

i2 TELECOM INTERNATIONAL, INC.

By:	/s/ David C. Burns
David C. Burns
Chief Financial Officer

Dated: April 25, 2005

EXHIBIT INDEX

4.1	Warrant dated April 19, 2005 to purchase 52,083 shares of the Company’s common stock granted to Midsouth Investor Fund, LP.

4.2	Registration Rights Agreement dated as of April 19, 2005 between the Company and Midsouth Investor Fund, LP.

4.3	Warrant dated April 25, 2005 to purchase 156,249 shares of the Company’s common stock granted to Vestal Venture Capital.

4.4	Registration Rights Agreement dated as of April 25, 2005 between the Company and Vestal Venture Capital.

99.1	Promissory Note dated April 19, 2005 issued by the Company in favor of Midsouth Investor Fund, LP in principal amount of $100,000.

99.2	Promissory Note dated April 25, 2005 issued by the Company in favor of Vestal Venture Capital in principal amount of $300,000.